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COVER PANEL

[NORTHWEST AIRLINES WORLDPERKS INVESTOR MILES LOGO]

FUND PROFILE
June 25, 1999
WORLDPERKS(R) INVESTORMILES(SM)

WARBURG PINCUS WORLDPERKS MONEY MARKET FUND

WARBURG PINCUS WORLDPERKS TAX FREE MONEY MARKET FUND

            This Profile summarizes key information about the funds that is included in the funds' Prospectus. The Prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in the funds, that you may want to consider before you invest. You may obtain the Prospectus and other information about the funds at no cost by calling 800-WARBURG (800-927-2874) or by visiting the Warburg Pincus Funds Web site at www.warburg.com.

            [WARBURG PINCUS FUNDS LOGO]

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PAGE 2 == CHART COPY:

CHART HEADING:

GOALS AND PRINCIPAL STRATEGIES

COLUMN HEADINGS:

FUND
Money Market Fund

GOAL
High current income consistent with preservation of capital and liquidity

STRATEGIES
--Invests in high-quality money-market instruments:
-obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities
-bank and corporate debt obligations
--Concentrates in the financial-services sector
--Seeks to maintain a stable share price of $1

FUND
Tax Free Money Market Fund

GOAL
High current income exempt from federal personal income taxes consistent with preservation of capital and liquidity

STRATEGIES
--Invests primarily in high-quality, short-term tax-exempt municipal securities--debt obligations issued by states and other jurisdictions of the U.S. and their authorities, agencies and instrumentalities
--Fund dividends derived from interest on municipal securities will be exempt from federal personal income taxes
--Seeks to maintain a stable share price of $1

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INVESTOR PROFILE

            These funds are designed for investors who want to invest in a money-market fund and accrue frequent-flyer miles in the Northwest Airlines WorldPerks Program. If you are looking to invest for longer-term goals or do not want to accrue WorldPerks Bonus Miles, these funds are not appropriate for you.

            You should base your selection of a fund on your own goals, risk preferences and time horizon.

            Additional information about each fund's investments is available in the fund's Annual Report and Semiannual Report to shareholders. In the fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its past fiscal year. You may obtain these reports at no cost by calling 800-WARBURG (800-927-2874).

INVESTMENT RISKS
BOTH FUNDS

            All investments involve some level of risk. Before you invest, please make sure that you understand the risks that apply to your fund. Investments in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

            A fund's income level may decline because of falling interest rates and other market conditions. In addition, securities held by the funds may be adversely impacted by a decline in the credit quality of the securities or their issuers or guarantors.

            The posting of WorldPerks Bonus Miles in connection with fund investments may be terminated or the amount of miles awarded in relation to the dollars invested may be limited or changed. Investors should refer to the WorldPerks member materials for information about program features. Northwest Airlines may change the WorldPerks program rules, program partners, regulations, benefits, conditions of participation or mileage levels, in whole or in part, at any time, with or without notice, even though changes may affect the value of mileage already accumulated. Award travel is subject to seat availability. Northwest Airlines WorldPerks travel awards, mileage accrual and special offers are subject to governmental regulations.

MONEY MARKET FUND

            Concentrating its investments in the financial-services sector (investing more than 25% of assets) will subject the fund to risks associated with investing in financial-services companies. These risks may include interest-rate, market, regulatory and other risks.

PERFORMANCE

            Please call 800-WARBURG (800-927-2874) for the funds' current seven-day yields.

Shareholder Service Center
800-WARBURG (800-927-2874)
Monday - Friday, 8 a.m. - 8 p.m. ET
Saturday, 8 a.m. - 4 p.m. ET

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FEES AND FUND EXPENSES

            This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended December 31, 1998, but do not reflect fee waivers and expense reimbursements.


                                                                                                   TAX FREE
                                                                             MONEY                 MONEY
                                                                             MARKET                MARKET
                                                                             FUND                  FUND
Annual fund operating expenses (deducted from fund assets)
Management fee                                                               .40%                  .40%
Distribution and service (12b-1) fee*                                        .25%                  .25%
Other expenses                                                               1.17%                 1.24%
Total annual fund operating expenses**                                       1.82%                 1.89%

*The funds expect that the distribution and service (12b-1) fees for the coming year will be used primarily to pay for Northwest Airlines WorldPerks Bonus Miles.

**Actual fees and expenses for the fiscal period ended December 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 1998, but may be discontinued at any time.

                                                                                    TAX FREE
                                                        MONEY                       MONEY
            EXPENSES AFTER WAIVERS                      MARKET                      MARKET
            AND REIMBURSEMENTS                          FUND                        FUND
            Management fee                              .25%                        .25%
            Distribution and service (12b-1) fee        .25%                        .25%
            Other expenses                              .26%                        .26%
            Total annual fund operating expenses        .76%                        .76%

EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before waivers and reimbursements or credits), and you close your account at the end of the time periods shown. Based on these assumptions, your cost would be:

                                                            ONE                     THREE
                                                            YEAR                    YEARS
            MONEY MARKET FUND                               $185                    $573
            TAX FREE MONEY MARKET FUND                      $192                    $594

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INVESTMENT ADVISER

            Warburg Pincus Asset Management, Inc. Subject to regulatory approval and satisfaction of other closing conditions, it is expected that Warburg Pincus will be acquired by Credit Suisse Group and integrated with Credit Suisse Group's U.S. asset-management business in mid-1999. The funds' governing Boards and shareholders have approved the "assignment" of the current investment-advisory agreements resulting from these transactions.

SUB-INVESTMENT ADVISER

            BlackRock Institutional Management Corporation

HOW TO BUY FUND SHARES

            Complete and return the enclosed application and follow the instructions for investment. If you are not a member of the WorldPerks Program, you should contact Northwest Airlines at 800-44-PERKS (800-447-3757) or www.nwa.com to enroll before you make an investment in a fund. The minimum initial investment is $5,000 for most accounts ($500 for Transfers/Gifts-to-Minors accounts), and the minimum subsequent investment is $100. The minimum subsequent investment is $50 through the Automatic Monthly Investment Plan. Trusts, retirement plans, corporations, partnerships and certain other legal entities generally cannot invest in the funds.

HOW TO SELL FUND SHARES

            You may sell (redeem) your fund shares on days when the New York Stock Exchange is open, typically Monday through Friday. You may redeem your shares in writing or by telephone and have redemption proceeds sent by check or electronic transfer. Fund shareholders may write checks for $500 or more, which causes a redemption of your investment to cover the amount of the check. You can also redeem your shares by exchanging into another Warburg Pincus fund (where you will not accrue miles) or you can participate in the Automatic Cash Withdrawal Plan.

DISTRIBUTIONS AND TAXES

            Dividend distributions from each fund's net investment income are declared daily and paid monthly. Distributions will be reinvested unless you select on your account application to receive cash.

            Distributions of tax-exempt interest income of the Tax Free Money Market Fund will generally be exempt from federal personal income taxes, although a portion of the fund's distributions may be subject to federal income tax. Distributions you receive from the Money Market Fund, whether reinvested or taken in cash, are generally considered taxable. Fund distributions are taxed based on the length of time the fund holds its assets, regardless of how long you have held fund shares. The funds will mostly make net investment income distributions, which are generally taxed as ordinary income.

            Please consult your tax advisor regarding possible tax effects of the crediting of WorldPerks miles as a result of your fund investment, which could include a reduction in the tax basis in your shares that could cause a taxable gain when you sell them.

OTHER SERVICES

            Northwest Airlines WorldPerks Program

            The WorldPerks Program offers free and discounted award travel on Northwest Airlines, KLM Royal Dutch Airlines, Continental Airlines, Alaska Airlines and other WorldPerks qualified partner airlines.

            You can receive WorldPerks Bonus Miles based on the amount and length of time of investment. For every $4 you invest in a fund, Bonus Miles accrue daily at the rate of one mile per year (or 1*12-mile per month). Miles will be posted monthly in arrears based on your average daily fund balance during the previous month. The average daily balance is calculated by adding each day's balance during the month and dividing by the number of days in the month. Your miles

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will appear in your Northwest WorldPerks Program statements. For more information about the WorldPerks Program, call 800-44-PERKS (800-447-3757) or visit the Northwest Airlines Web site at www.nwa.com.
COUNSELLORS SECURITIES INC., DISTRIBUTOR. FFNWF-14-0699

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